Forward-Looking Statements

Rurban would like to remind everyone that comments made during this presentation regarding Rurban's anticipated future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and therefore involve risks and uncertainties that could cause results or developments to differ significantly from those indicated in these statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events and other factors. For a more complete discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to Rurban's most recent documents filed with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

RFC RURBAN FINANCIAL CORP

Rurban Financial Corp. (RBNF) Profile

- Headquartered in Defiance, Ohio
- Listed on NASDAQ Global market: RBNF
- $566 million in assets
- Two business lines: (2007 Revenue Contribution %)
  - Community Banking (54%)
  - Data and Item Processing for banks (46%)

RFC RURBAN FINANCIAL CORP

RBNF: Organization Chart


Rurban Financial Corp.
RBNF
The State Bank and Trust Company & Reliance Financial Services (DBA)
RDSI
DCM

Rurban: A Successful Turnaround

- Community Bank Turnaround
  - 2001 to 2002: The Recognition Phase
    - ✓ Took $36.3 million provision (~ 5% of assets)
  - 2003 to 2006: The Restructuring Phase
    - ✓ Sold $305 million bank
    - ✓ Formed workout subsidiary (RFCBC) to address problem loans
    - ✓ Restructured trust company
    - ✓ Made banking acquisitions for geographic diversification
  - 2006 and Beyond: The Recovery Phase
    - ✓ Expand franchise and build consistent profitability


Community Banking:
Asset and Net Income Growth Strategies
Asset growth from:
Acquisitions bringing Geographic Expansion
Organic Growth through Key Initiatives
Improving profitability from:
The Best of Both Worlds – Regional and Community Banking
Revenue Initiatives
Sales Culture Development
Expense Control
Continued focus on Asset Quality
RFC RURBAN FINANCIAL CORP.


Community Banking: Asset Growth
Geographic expansion
Purchased two Lima, Ohio full service offices in June 2005
Purchased The Exchange Bank in Toledo suburbs in December 2005
Opened LPO in Fort Wayne, Indiana in 2005; converted to a full service office in 2007
Continuing expansion planned
RFC RURBAN FINANCIAL CORP.

Community Banking: Asset Growth

➢Expanded Banking Footprint


MICHIGAN
INDIANA
OHIO

RFC RURBAN FINANCIAL CORP.

Community Banking: Deposit Growth

➢Market Share Growth Potential

County	Deposits (thousands)	Market Share %	Market Share Rank
Defiance	$185,052	23.8%	2
Paulding	$46,663	22.5%	3
Fulton	$56,793	7.3%	4
Wood	$55,537	3.6%	7
Allen (OH)	$55,761	3.3%	8
Lucas	$13,306	0.2%	14
Allen (IN)	$1,892	0.1%	17

Using "Inside of Market" data from SOD reports

RFC RURBAN FINANCIAL CORP.

Community Banking: Deposit Growth Initiatives

- Deposit Growth Initiatives
  - Chief Deposit Officer - Focused on Funds Generation
  - Private Client Group Success
  - Remote Merchant Deposit Capture Growing Rapidly
  - High Performance Checking Implemented
  - Cross-Selling Improving

RFC RURBAN FINANCIAL CORP.

Community Banking: Retail Growth Strategies

- Retail Growth: Net Retail Checking Accounts



700
500
300
100
(100)
(300)
-127
-46
-38
-127
-186
-26
378
641
Avg 2005 Q
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07

RFC RURBAN FINANCIAL CORP.

Community Banking: Growth Strategies

- Building Revenue through Sales
  - Best of Both Worlds
  - Sales and Service Culture
    - ✓ Planned and focused sales calls

○ 2006 Sales Calls:	3,620
○ 2007 YTD Sales Calls:	5,251

✓ Referrals	Made	Closed
○ 2006	431	134
○ 2007 YTD	691	207

RFC RURBAN FINANCIAL CORP

Community Banking: Growth Strategies

- **Loan Growth – Volume and Make-up ($ millions)**



Two Year CAGR = 10%
$450
$400
$350
$300
$250
$200
$327
$338
$360
$364
$370
$373
$382
$388
YE 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07

RFC RURBAN FINANCIAL CORP

Community Banking: Net Interest Margin

- Net Interest Margin Management
  - Restructuring of balance sheet
    - ✓ $17.5 million of securities sold at year-end 2006
    - ✓ Reinvestment and liability offset improving net income
    - ✓ Continuing process of conversion – investments to loans
  - Rigorous use of loan pricing model
    - ✓ ROE target discipline
  - Pricing discipline on liability side
    - ✓ Liability-sensitive balance sheet
    - ✓ Offset 50 bp Fed Discount Rate cut immediately

RFC RURBAN FINANCIAL CORP.

Community Banking: Net Interest Margin

- Banking Group Net Interest Margin - %


4.0
3.8
3.5
3.3
3.0
3.85
3.83
3.80
3.74
3.71
3.69
3.60
3.58
3.60
3.72
3.64
3.40
3.26
3.45
3.56
3.41
YE 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
KBW
RFC

*KBW Performance

RFC RURBAN FINANCIAL CORP.


Community Banking: Margin Management
Banking Revenue – Net Interest Income ($ in Millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.4
$4.4
$4.3
$4.3
$4.1
$4.1
$4.3
$4.2
Avg Q 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
Net Interest Income
RFC RURBAN FINANCIAL CORP.


Community Banking: Fee Income Strategies
Banking Revenue – Non-Interest Income ($ in Millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.6
$1.7
$2.0
$2.1
$2.3
$1.9
$1.9
$1.8
Avg Q 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
Non-Interest Income
RFC RURBAN FINANCIAL CORP.



Community Banking: Expense Control
Banking Group Quarterly Operating Expenses
($ in thousands)
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$5,282
$5,184
$5,131
$6,025
$928
$5,097
$5,188
$4,848
$4,873
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
RFC RURBAN FINANCIAL CORP.



Community Banking: Net Income
Banking Group Quarterly Net Income
($ in thousands)
$900
$800
$700
$600
$500
$400
$300
$200
$344
$480
$779
$790
$480
$571
$830
$675
2005 Average Per Quarter
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
RFC RURBAN FINANCIAL CORP.

Community Banking: Asset Quality

- Ongoing Focus on Quality Loan Production
  - Control mechanisms in place and effective
  - Generally positive trend for non-performing assets since 2002
    - ✓ Recent minor move up
    - ✓ No negative trend reflected in delinquencies
    - ✓ No "subprime" lending or securities
  - Continuing strategies for reduction of remaining non-performing assets

RFC RURBAN FINANCIAL CORP.

Community Banking: Asset Quality

- Non-Performing Assets as a % of Total Assets



2.00%
1.00%
0.00%
1.67%
1.64%
1.07%
1.07%
0.70%
0.75%
1.09%
1.14%
YE 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07

RFC RURBAN FINANCIAL CORP.

Community Banking: Asset Quality

- Net Charge-Offs (Annualized) as % of Average Loans


1.00%
0.00%
-1.00%
0.64%
0.33%
0.06%
2005
2006
2007 YTD

Community Banking: Net Income Improvement Strategies

- Improving Banking Net Income
  - Reduction of loan workout expenses
  - Fee income generation is improving
    - ✓ Guarantee loan sale expertise (SBA, USDA, FSA)
    - ✓ Mortgage banking revenue
      - Doubled production from $21 million in 2005 to $44 million in 2006
      - Down slightly YTD 2007 versus YTD 2006
  - Continuing loan growth
  - Margin maintenance / improvement

RDSI: Data and Item Processing

➢ Rurbanc Data Services Inc. (RDSI)

- Regional processor: 10 states
- Data processing: 67 banks
- Item Processing: 39 banks
- DCM: Subsidiary of RDSI
  - ✓ Acquisition completed - September, 2006
  - ✓ Item Processing Clients: 47 banks

RFC RURBAN FINANCIAL CORP.

RDSI: Data and Item Processing

➢ RDSI and DCM Client Bank States


DCM – Wisconsin
RDSI – Arkansas, Florida, Nevada, Missouri, Nebraska
Both – Ohio, Michigan, Indiana, Illinois

RFC RURBAN FINANCIAL CORP.

RDSI: Revenue

➢Historic RDSI Revenue Growth



5 Year CAGR: 15.8%
($ in millions)
$22
$20
$18
$16
$14
$12
$10
$8
$10.3
$11.6
$13.0
$16.3
$20.6
2003
2004
2005
2006
2007
Proforma

RFC RURBAN FINANCIAL CORP

RDSI: Growth Strategies

➢ Revenue and Net Income Growth Strategies

- Geographic expansion
- Sales initiatives – new and existing client sales
- Acquisitions
- Product expansion
  - ✓ In 2000: 23 products
  - ✓ In 2007: 126 products
- "Check 21" efficiencies

RFC RURBAN FINANCIAL CORP

RDSI: Net Income

- **Historic Net Income Growth ($ in millions)**



5 Year CAGR = 10.0%
$2.60
$2.20
$1.80
$1.40
$1.00
$1.50
$1.92
0.16
$1.76
$1.72
$2.10
$2.20
2003
2004
2005
2006
2007 Proforma
Net Income
Tax credits

RFC RURBAN FINANCIAL CORP.

RDSI: Outlook

- Improving Valuation Metrics
  - EBITDA Growth
    - ✓ 2005: $5.2 million
    - ✓ 2006: $6.0 million
    - ✓ 3rd Q 2007: $5.3 million
    - ✓ 2007 Proforma: $7.0 million
  - Objective: Consider strategic alternatives to recognize RDSI value

RFC RURBAN FINANCIAL CORP.

Rurban: Improving Profitability

➢ Business Unit Profitability

	Average Quarter 2005	1st Q 2006	2nd Q 2006	3rd Q 2006	4th Q 2006	1st Q 2007	2nd Q 2007	3rd Q 2007
Banking Group Net Income	$344	$460	$779	$790	$480	$571	$830	$675
RDSI Net Income	$429	$548	$451	$478	$606	$690	$476	$659
BHC Expense	$605	$485	$516	$454	$376	$559	$521	$470
Total Net Income	**$168**	**$523**	**$714**	**$814**	**$710**	**$702**	**$785**	**$864**

RFC RURBAN FINANCIAL CORP

Rurban: Improving Profitability

➢ Business Unit and Total Net Income ($ in thousands)



$1,000
$800
$600
$400
$200
$0
($200)
($400)
($600)
($800)
Avg Q 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
BHC Expense
RDSI
Banking Group
Total Net Income

RFC RURBAN FINANCIAL CORP

RBNF: Normalizing Valuation

	1Q 06	2Q 06	3Q 06	4Q 06	1Q 07	2Q 07	3Q 07
EPS	$0.10	$0.14	$0.16	$0.14	$0.14	$0.16	$0.17
LTM EPS	$0.38	$0.50	$0.55	$0.55	$0.58	$0.60	$0.61
Price / LTM EPS	$32.68	$22.00	$21.67	$19.58	$20.41	$21.37	$20.74
Stock Price @ Quarter End	$12.42	$11.00	$11.92	$10.77	$11.84	$12.82	$12.65
Dividend Yield @ Quarter-End	1.61%	1.82%	1.68%	2.23%	2.03%	1.87%	2.21%

- Price* to Book = 108%
- Price* to Tangible Book = 161%
- Book Value 09/30/07 = $11.70

* Data as of September 30, 2007

RFC RURBAN FINANCIAL CORP

RBNF: Stock Price History

➢ RBNF Stock Versus NASDAQ Index of Banks



115
110
105
100
95
90
Percentage
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
RBNF
NASDAQ Index Banks

RFC RURBAN FINANCIAL CORP

Rurban: Investment Considerations

- Stock price beginning to reflect improving Bank earnings and earnings consistency
- Stock price does not appear to properly value RDSI
- EPS valuation becoming a relevant metric
- Positive absolute performance and positive performance to Nasdaq Bank Index

RFC RURBAN FINANCIAL CORP.

RFC RURBAN FINANCIAL CORP.

Questions & Answers